Exhibit 12.2

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Unilever N.V., a corporation organized under the laws of The Netherlands (the “Company”) for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 26 March 2004

/s/ Antony Burgmans

Antony Burgmans
Chairman and Joint Chief Executive

Dated 26 March 2004

/s/ Niall William Arthur FitzGerald

Niall William Arthur FitzGerald KBE
Vice-Chairman and Joint Chief Executive

Dated 26 March 2004

/s/ Rudolph Harold Peter Markham

Rudolph Harold Peter Markham
Financial Director/Chief Financial Officer